UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525
28 East Main Street
Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to Document Security Systems, Inc.’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about Document Security Systems, Inc.’s management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Document Security Systems, Inc.’s actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the 424(b)(3) proxy statement/prospectus of Document Security Systems, Inc. (File No. 333-185134), filed with the SEC on May 15, 2013, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Document Security Systems, Inc. Document Security Systems, Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of Merger with Lexington

On July 1, 2013 (the “Closing Date”), DSSIP, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Document Security Systems, Inc. (the “Company” or “DSS”) merged with and into Lexington Technology Group, Inc., a Delaware corporation (“Lexington”), pursuant to the terms and conditions of the previously announced Agreement and Plan of Merger, dated as of October 1, 2012 (as amended, the “Merger Agreement”), by and among the Company, Lexington, Merger Sub and Hudson Bay Master Fund Ltd. (“Hudson Bay”), as representative of Lexington’s stockholders (the “Merger”). In connection with the Merger, the Company issued on the Closing Date, its securities to Lexington’s stockholders in exchange for the capital stock owned by Lexington’s stockholders, as follows (the “Merger Consideration”): (i) an aggregate of 16,558,387 shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”) (which includes 2,500,000 Additional Shares and 240,559 Exchanged Shares, as such terms are defined in the Merger Agreement); (ii) 7,100,000 shares of the Company’s Common Stock to be held in escrow pursuant to an escrow agreement, dated July 1, 2013, entered into by and among the Company, Hudson Bay and American Stock Transfer & Trust Company, LLC, as escrow agent (the “Escrow Agreement”); (iii) warrants to purchase up to an aggregate of 4,859,894 shares of the Company’s Common Stock, at an exercise price of $4.80 per share and expiring on July 1, 2018; and (iv) warrants to purchase up to an aggregate of 3,432,170 shares of the Company’s Common Stock, at an exercise price of $0.02 per share and expiring on July 1, 2023 (the “$.02 Warrants”), to Lexington’s preferred stockholders that would beneficially own more than 9.99% of the shares of the Company’s Common Stock as a result of the Merger (the “Beneficial Ownership Condition”). In addition, the Company assumed options to purchase an aggregate of 2,000,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share, in exchange for 3,600,000 outstanding and unexercised stock options to purchase shares of Lexington’s common stock. In addition, the Company issued an aggregate of 786,678 shares of Common Stock to Palladium Capital Advisors, LLC as compensation for their services in connection with the transactions contemplated by the Merger Agreement. Of such shares, 400,000 shall be held in escrow pursuant to the same terms and conditions as those set forth in the Escrow Agreement.

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As a result of the consummation of the Merger, as of the Closing Date, the former stockholders of Lexington own approximately 51% of the outstanding common stock of the combined company and the stockholders of the Company prior to the completion of the Merger own approximately 49% of the outstanding common stock of the combined company.

Pursuant to the Escrow Agreement, the shares of the Company’s Common Stock deposited in the escrow account will be released to the holders of the Lexington common stock (pro rata on a fully-diluted basis as of the effective time of the Merger) if and when the closing price per share of the Company’s Common Stock exceeds $5.00 per share (as adjusted for stock splits, stock dividends and similar events) for 40 trading days within a continuous 90 trading day period following the closing of the Merger. If within one year following the closing of the Merger, such threshold is not achieved, the shares of the Company’s Common Stock held in escrow shall be cancelled and returned to the treasury of the Company. Lexington stockholders will have voting rights with respect to the Company’s shares owned by such stockholders and held in escrow for one year following the closing of the Merger even though such shares may be cancelled and returned to the treasury of the Company if the condition for release of the shares held in escrow is not met.

If after one year, the shares held in escrow are cancelled because the conditions discussed above were not met, the former stockholders of Lexington are expected to own approximately 42 % of the outstanding common stock of the combined company and the stockholders of the Company prior to the completion of the Merger are expected to own approximately 58% of the outstanding common stock of the combined company (without taking into account any shares of the Company’s Common Stock held by Lexington’s stockholders prior to the completion of the Merger, and excluding the exercise of any options and warrants).

The Company has not finalized its determination of which of the combining entities in Merger is the accounting acquirer in accordance with FASB Topic ASC 805 “Business Combinations”. If Lexington is determined to be the accounting acquirer, then the transaction will be accounted for as a reverse acquisition. In the post-combination consolidated financial statements, Lexington’s assets and liabilities will be presented at its pre-combination carrying amounts, and DSS’s assets and liabilities will be measured and recorded at fair value in accordance with FASB ASC 805. In addition, the consolidated equity will reflect DSS’s common stock, at par value, as DSS is the legal acquirer. The total consolidated equity will consist of Lexington’s equity just before the Merger, along with DSS issued and outstanding common stock prior to the transaction at the quoted price the day the transaction is consummated. Goodwill will be allocated to each reporting unit that is expected to benefit from the synergies created by the business combination.

If DSS is determined to be the accounting acquirer then the transaction will be accounted for as a business combination in accordance with the Business Combination Topic of the FASB ASC 805. Under the guidance, the assets and liabilities of the acquired business, Lexington, are recorded at their fair value at the date of acquisition. The excess of the purchase price over the estimated fair values is recorded as goodwill, if any. If the fair value of the assets acquired exceeds the purchase price and the liabilities assumed, then a gain on acquisition is recorded.

The Merger Consideration was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-185134), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 26, 2012, as amended, and declared effective on May 10, 2013 (the “Form S-4”). The prospectus included in the Form S-4 contains additional information about the Merger and the related transactions. The Form S-4 also included the proxy statement for the Special Meeting of Stockholders of the Company, held on June 20, 2013 (the “Proxy Statement”).

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The foregoing description of the Merger Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2012, as amended, the terms of which are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the transactions under the Merger Agreement, a change of control of the Company may be deemed to have occurred. The disclosure of Item 2.01 of this Current Report is incorporated herein by reference

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 1, 2013, pursuant to the Merger Agreement and in connection with the completion of the Merger, Messrs. David Wicker, Roger O’Brien, and John Cronin resigned from the board of directors of the Company (the “Board”) and Messrs. Jeffrey Ronaldi, Peter Hardigan, Jonathon Perrelli and Warren Hurwitz were appointed to the Board. Messrs. David Klein, Ira A. Greenstein, Robert B. Bzdick and Robert B. Fagenson will continue to serve as members of the Board.

On July 1, 2013, pursuant to the Merger Agreement and in connection with the completion of the Merger, Robert B. Bzdick resigned from his position as the Company’s Chief Executive Officer.

On July 1, 2013, the Board elected the following persons to the offices set forth opposite their names, to hold office in accordance with the by-laws of the Company:

Jeffrey Ronaldi	Chief Executive Officer
Peter Hardigan	Chief Operating Officer
Philip Jones	Chief Financial Officer
Robert B. Bzdick	President

The information relating to Messrs. Ronaldi, Hardigan, Jones and Bzdick required by Item 5.02(c)(2) and (3) of Form 8-K are incorporated herein by reference to the relevant sections of the Proxy Statement.

On July 1, 2013, the Company assumed all of the duties, obligations and liabilities of Lexington under (i) the employment agreement with Jeffrey Ronaldi, dated November 20, 2012 (the “Ronaldi Agreement”), and (ii) the amended employment agreement with Peter Hardigan, dated November 20, 2012 (the “Hardigan Agreement”).

The Ronaldi Agreement has an initial term of three years, commencing on November 9, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Ronaldi prior to the commencement of the next renewal term. The Ronaldi Agreement provides for an annual base salary of $350,000 and an annual discretionary bonus based upon Mr. Ronaldi’s and the Company’s achievement of annual performance objectives, as determined by the Board. The Company also assumed the non-statutory option to purchase shares of Lexington’s common stock previously granted to Mr. Ronaldi. The Ronaldi Agreement also provides for Mr. Ronaldi’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Ronaldi for reasonable travel, entertainment, mileage and other business expenses.

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The Ronaldi Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Ronaldi’s election upon thirty days prior written notice. If the Company terminates Mr. Ronaldi without cause, then the Company will pay Mr. Ronaldi: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Ronaldi Agreement, but no less than six months’ base salary (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Ronaldi Agreement and (iii) reimbursement of business expenses incurred by Mr. Ronaldi prior to termination.

The Ronaldi Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Ronaldi’s employment with the Company. The Hardigan Agreement has an initial term of one year, commencing on August 1, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Hardigan prior to the commencement of the next renewal term. The Hardigan Agreement provides for an annual base salary of $250,000, effective August 1, 2012, and an annual discretionary bonus based upon Mr. Hardigan’s and the Company’s achievement of annual performance objectives, as determined by the Board.

The Company also assumed the non-statutory option to purchase shares of Lexington’s common stock previously granted to Mr. Hardigan. The Hardigan Agreement also provides for Mr. Hardigan’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Hardigan for reasonable travel, entertainment, mileage and other business expenses.

The Hardigan Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Hardigan’s election upon thirty days prior written notice. If the Company terminates Mr. Hardigan without cause, then the Company will pay Mr. Hardigan: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Hardigan Agreement, but no less than six months’ base salary, (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Hardigan Agreement and (iii) reimbursement of business expenses incurred by Mr. Hardigan prior to termination.

The Hardigan Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Hardigan’s employment with the Company.

The foregoing descriptions of the employment agreements are not complete and are subject to, and qualified in their entirety by, the full text of the employment agreements with Messrs. Ronaldi and Hardigan, which are attached to this Current Report as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

As disclosed in Item 5.07 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2013, at the Company’s Special Meeting of Stockholders held on June 20, 2013, the stockholders of the Company approved the Document Security Systems, Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”).

The description of the 2013 Plan is qualified in its entirety by reference to the 2013 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Further information about the 2013 Plan is included in the Proxy Statement.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 3.03 of this Current Report is incorporated herein by reference.

On July 1, 2013, the Board approved an amendment and restatement of the Company's Amended and Restated Bylaws (the "Third Amended and Restated Bylaws"), effective as of the same date. Among other changes, the Third Amended and Restated Bylaws (i) increase the number of members on the Board from eight to nine (Section 2.1); (ii) reduce the notice period for special meetings of the Board from five business days to 24 hours (Section 3.2); (iii) reduce the written shareholder consent requirement from unanimous written consent to the minimum number of votes necessary to take action (Section 5.7(d)); (iv) redefine the Company’s executive officers to include a chief executive officer, chief operating officer, president and chief financial officer (Article 6); and (v) permit the removal of Directors by shareholders or the Board for cause only (Section 2.9).

The Third Amended and Restated Bylaws is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On July 1, 2013, the Company issued a press release announcing the completion of the previously announced Merger, pursuant to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As required by Item 9.01, the Company has also filed as Exhibit 99.2 the audited consolidated balance sheets as of December 31, 2012, the related consolidated statements of operations, statement of changes in stockholders’ equity and statements of cash flows for the period from May 10, 2012 (Inception) to December 31, 2012, and related notes thereto, filed pursuant to Item 9.01(a) of this Current Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited consolidated financial statements of Lexington for the period from May 10, 2012 (Inception) to December 31, 2012 required to be filed pursuant to Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.2 and are incorporated into this Current Report by reference. The unaudited interim financial statements of Lexington for the three month period ended March 31, 2013 required to be filed pursuant to Item 9.01(a) of Form 8-K will be reported on an amended Current Report on Form 8-K not later than September 13, 2013.

(b)	Pro forma financial information.

The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be reported on an amended Current Report on Form 8-K not later than September 13, 2013.

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(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among Document Security Systems, Inc., DSSIP, Inc. and Lexington Technology Group, Inc. and Hudson Bay Master Fund Ltd., dated as of October 1, 2012 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 4, 2012)
3.1	Third Amended and Restated By-Laws of Document Security Systems, Inc.
4.1	Form of Warrant (incorporated by reference to Annex D to Definitive Proxy Statement/Prospectus (File No. 333-185134) filed on May 15, 2013)
4.2	Form of $.02 Warrant (incorporated by reference to Annex C to Definitive Proxy Statement/Prospectus (File No. 333-185134) filed on May 15, 2013)
10.1	Document Security Systems, Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Annex H to Definitive Proxy Statement/Prospectus (File No. 333-185134) filed on May 15, 2013)
10.2	Employment Agreement, dated November 20, 2012, by and between Lexington Technology Group, Inc. and Jeffrey Ronaldi (incorporated by reference to exhibit 10.71 to Registration Statement on Form S-4 (File No. 333-185134) filed on November 23, 2012)
10.3	Amended Employment Agreement, dated November 20, 2012, by and between Lexington Technology Group, Inc. and Peter Hardigan (incorporated by reference to exhibit 10.70 to Registration Statement on Form S-4 (File No. 333-185134) filed on November 23, 2012)

99.1	Press Release, dated July 1, 2013
99.2	Lexington Technology Group, Inc. audited consolidated balance sheets as of December 31, 2012, the related consolidated statements of operations, statement of changes in stockholders’ equity and statements of cash flows for the period from May 10, 2012 (Inception) to December 31, 2012, and related notes thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: July 1, 2013	By:	/s/ Jeffrey Ronaldi
		Name:	Jeffrey Ronaldi
		Title:	Chief Executive Officer